Income Taxes - Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Federal income tax statutory rate (as a percent)	35.00%
Reconciliation of provision for income taxes
Taxes calculated at statutory rate	$ (481)	$ 9,014	$ 8,087
Increase (decrease) resulting from:
State tax expense, net of federal effect	386	196	209
Non-deductible expenses	51	45	35
Non-deductible dues	35	31	34
Incentive stock compensation expense	(16)
Tax exempt interest income	(17)
Acquisition related expenses		857
Other, net	(34)	312
Bank-owned life insurance income	(326)	(141)
Income Tax Expense (Benefit), Total	(402)	10,314	8,365
Green Bancorp, Inc.
Increase (decrease) resulting from:
Income Tax Expense (Benefit), Total	$ (1,372)	$ (925)	$ (654)